UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 30, 2022
Date of Report (Date of earliest event reported)

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-15943	06-1397316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

251 Ballardvale Street
Wilmington, Massachusetts 01887
(Address of Principal Executive Offices) (Zip Code)

781-222-6000
(Registrant’s Telephone Number, including Area Code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CRL	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

The following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Charles River Laboratories International, Inc. (“Charles River”, the “Company”, or the “Registrant”) is virtually presenting at the Evercore ISI 5th Annual HealthCONx Conference, on Wednesday, November 30, 2022, at approximately 9:40 a.m. ET.
During this presentation, management of the Registrant intends to address the topic of non-human primate (NHP) supply following the November 16, 2022 announcement by the U.S. Department of Justice through the U.S. Attorney’s Office for the Southern District of Florida that a Cambodian NHP supplier and two Cambodian officials had been criminally charged in connection with illegally importing NHPs into the United States (the “DOJ proceedings”). In particular, in recognition of the numerous investment analyst and media reports related to NHP pricing, the NHP supply chain, and the DOJ proceedings, the Company made statements to the following effect:
a.Charles River was not named or referenced in the DOJ proceedings, and the Company does not have any direct supply contracts with the indicted Cambodian supplier.
b.Charles River has global supply sources, including other sources in Cambodia, which is the primary country of origin of NHP imports to the United States and to Charles River. However, in light of the indictment, and subsequent statements made by the Cambodia government, Charles River is operating under the expectation that for some time period supply of Cambodia-sourced NHPs will be difficult to obtain in the United States; and
c.The Company is diligently working to mitigate any Cambodia NHP supply impact with ongoing efforts to procure NHPs under different supply arrangements and from other global sources.

This Current Report on Form 8-K includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained in the slide presentation are “forward-looking,” rather than historic. Forward-looking statements may be identified by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “may,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements also include statements regarding: Cambodia-sourced NHP supply, including but not limited to its impact from the DOJ Indictment and/or the government of Cambodia; Charles River’s expectations regarding the availability of Cambodia-sourced NHPs; and Charles River’s ability to mitigate any Cambodia NHP supply impact. Forward-looking statements are based on the Company’s current expectations and beliefs, and involve a number of risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from those stated or implied by the forward-looking statements. Those risks and uncertainties include, but are not limited to: the COVID-19 pandemic, its duration, its impact on our business practices, operations, suppliers, third party service providers, industry; and any changes in business, political, or economic conditions due to the DOJ proceedings. Furthermore, these and other risks relating to the Company are set forth in the documents filed by Charles River with the Securities and Exchange Commission, including without limitation, the Risk Factor in the Company’s Annual Report on Form 10-K filed February 16, 2022 titled “Several of our product and service offerings are dependent on a limited source of supply that, when interrupted, adversely affects our business”. The Company does not undertake, and assumes no obligation and expressly disclaims any duty, to update or revise its forward-looking statements or any of the information contained in this Current Report on Form 8-K, including related to future events or circumstances except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER LABORATORIES INTERNATIONAL, INC.

Date:	November 30, 2022	By:	/s/ Matthew Daniel
Name: Matthew Daniel
Title: Corporate Senior Vice President, General Counsel & Corporate Secretary

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